QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of Earliest Event Reported):	Commission File Number:
May 24, 2004	01-12888

SPORT-HALEY, INC.
(Exact name of Registrant as specified in its charter)

Colorado	84-1111669
(State of incorporation)	(I.R.S. Employer Identification Number)

4600 E. 48th Avenue
Denver, Colorado 80216
303/320-8800
(Address of principal executive
offices and telephone number)

ITEM 7. Exhibits

  (c)
  Exhibits.

Exhibit No.	Description
99.1	News Release dated May 24, 2004.

ITEM 12. Results of Operations and Financial Condition.

        On May 24, 2004, Sport-Haley, Inc. (the "Company") issued a news release announcing financial results for the quarter ended March 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference. The information in this Form 8-K (including the exhibit attached hereto) is being furnished under Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORT-HALEY, INC.
Date: May 25, 2004	By:	/s/ PATRICK W. HURLEY Patrick W. Hurley, Chief Financial Officer

QuickLinks

  ITEM 7. Exhibits
  ITEM 12. Results of Operations and Financial Condition.
SIGNATURES